BofA Funds Series Trust

(the “Trust”)

BofA California Tax-Exempt Reserves

BofA Cash Reserves

BofA Connecticut Municipal Reserves

BofA Government Plus Reserves

BofA Government Reserves

BofA Massachusetts Municipal Reserves

BofA Money Market Reserves

BofA Municipal Reserves

BofA New York Tax-Exempt Reserves

BofA Tax-Exempt Reserves

BofA Treasury Reserves

(the “Funds”)

Supplement dated July 21, 2014 to the Statement of Additional Information (“SAI”)

for the Funds dated January 1, 2014, as supplemented

This Supplement provides new and additional information that supplements information contained in the SAI for the Funds. This Supplement should be read in conjunction with the SAI.

Effective at the close of business on June 6, 2014, George J. Gorman resigned as Trustee of the Trust.  Accordingly, all references and information with regard to Mr. Gorman are deleted.  Also, effective at the close of business on June 6, 2014, William J. Kelly became the Chair of the Audit Committee of the Board of Trustees of the Trust.  The current members of the Audit Committee are William J. Kelly (Chair), Harrison M. Bains and William A. Hawkins.

Shareholders should retain this Supplement for future reference

SUP-SAI-47/294304-0714